SECOND AMENDMENT TO INDUSTRIAL LEASE AGREEMENT

THIS AMENDMENT is made as of the Amendment Date (as hereinafter defined) by and between TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, FOR THE BENEFIT OF ITS SEPARATE REAL ESTATE ACCOUNT ("Landlord"), and GLOBAL EQUIPMENT COMPANY, INC., a New York corporation ("Tenant").

RECITALS

Landlord (as successor-in-interest to Hamilton Mill Business Center, LLC) and Tenant have previously entered into that certain Industrial Lease Agreement dated December 8, 2005, as amended by that certain First Amendment to Industrial Lease Agreement dated June 12, 2006 (as amended, the "Lease") for the lease of approximately 647,228 square feet of space, more commonly known as Building M, 2505 Mill Center Parkway, Buford, Georgia 30518 located within Hamilton Mill Business Center, Gwinnett County, Georgia.

Landlord and Tenant desire to amend the Lease upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. All capitalized terms used herein but undefined shall have the meaning as defined in the Lease.

2. Section 8(a)(ii)(A) of the Lease is hereby amended to delete the phrase "having a deductible not greater than Fifty Thousand Dollars ($50,000.00)" and to substitute the phrase "having a deductible not greater than One Hundred Thousand Dollars ($100,000.00)" in lieu thereof.

3. Section 8(a)(ii)(C) of the Lease is hereby amended to delete the phrase "having a deductible of not more than Fifty Thousand Dollars ($50,000.00)" and to substitute the phrase "having a deductible of not more than One Hundred Thousand Dollars ($100,000.00)" in lieu thereof.

4. Tenant is in possession of, and has accepted, the Demised Premises, and acknowledges that all work to be performed by the Landlord in the Demised Premises as required by the terms of the Lease, if any, has been satisfactorily completed. Tenant further certifies that all conditions of the Lease required of Landlord as of this date have been fulfilled and there are no defenses or setoffs against the enforcement of the Lease by Landlord.

5. Tenant represents to Landlord that, as of the date hereof, Landlord is not in default of the Lease.

6. For purposes of this Amendment, the term "Amendment Date" shall mean the date upon which this Amendment is signed by Landlord or Tenant, whichever is later.

7. Except as amended hereby, the Lease shall be and remain in full force and effect and unchanged. As amended hereby, the Lease is hereby ratified and confirmed by Landlord and Tenant. To the extent the terms hereof are inconsistent with the terms of the Lease, the terms hereof shall control.

8. The submission of this Amendment to Tenant for examination or consideration does not constitute an offer to amend the Lease, and this Amendment shall become effective only upon the execution and delivery thereof by Landlord and Tenant. Execution and delivery of this Amendment by Tenant to Landlord constitutes an offer to amend the Lease on the terms contained herein. The offer by Tenant will be irrevocable

until 6:00 p.m. Eastern time for fifteen (15) days after the date of execution of this Amendment by Tenant and delivery to Landlord.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and sealed as of the Amendment Date.

LANDLORD:

Date: 11-20-06

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, FOR THE BENEFIT OF ITS SEPARATE REAL ESTATE ACCOUNT

By: [signature]
Name: ELIZABETH ANDRESS
Title: DIRECTOR

TENANT:

Date: 11/7/06

GLOBAL EQUIPMENT COMPANY, INC., a New York corporation

By: [signature]
Name: Steven M. Goldschein
Title: Vice President

Attest: [signature]
Name: Curt Rush
Title: Secretary

[CORPORATE SEAL]

CONSENT OF GUARANTOR

The capitalized terms of this Consent shall have the meaning as defined in the Amendment to which this Consent is attached (the "Amendment"), unless otherwise defined. The undersigned, being the Guarantor of the Lease under that certain Guaranty dated December 8, 2005 from Guarantor to Hamilton Mill Business Center, LLC, hereby consents to the Amendment, and acknowledges and reaffirms that the Guaranty is in full force and effect as it relates to the Lease, as amended by the Amendment.

Date: 11/7/06

GUARANTOR:

SYSTEMAX INC., a Delaware corporation

By: [signature]
Name: Steven M. Goldschein
Title: Sr. Vice Pres.

Attest: [signature]
Name: Curt Rush
Title: Secretary

[CORPORATE SEAL]